<edgarSubmission xmlns="http://www.sec.gov/edgar/formc"
    xmlns:com="http://www.sec.gov/edgar/common">
    <headerData>
        <submissionType>C</submissionType>
        <filerInfo>
            <filer>
                <filerCredentials>
                    <filerCik>0002038139</filerCik>
                    <filerCcc>e3ciohh#</filerCcc>
                </filerCredentials>
            </filer>
            <liveTestFlag>LIVE</liveTestFlag>
            <flags>
                <confirmingCopyFlag>false</confirmingCopyFlag>
                <returnCopyFlag>false</returnCopyFlag>
                <overrideInternetFlag>false</overrideInternetFlag>
            </flags>
            <contact>
                <contactName>Khushboo Khullar</contactName>
                <contactPhone>240-751-5822</contactPhone>
                <contactEmail>hello@getsparkservices.com</contactEmail>
            </contact>
        </filerInfo>
    </headerData>
    <formData>
        <issuerInformation>
            <issuerInfo>
                <nameOfIssuer>Trubit Corp</nameOfIssuer>
                <legalStatus>
                    <legalStatusForm>Corporation</legalStatusForm>
                    <jurisdictionOrganization>DE</jurisdictionOrganization>
                    <dateIncorporation>01-14-2022</dateIncorporation>
                </legalStatus>
                <issuerAddress>
                    <com:street1>4500 THORNCROFT DRIVE</com:street1>
                    <com:city>GLEN ALLEN</com:city>
                    <com:stateOrCountry>VA</com:stateOrCountry>
                    <com:zipCode>23060</com:zipCode>
                </issuerAddress>
                <issuerWebsite>https://joltzrewards.com/</issuerWebsite>
            </issuerInfo>
            <isCoIssuer>N</isCoIssuer>
            <companyName>Thunder Funder Portal LLC</companyName>
            <commissionCik>0002020094</commissionCik>
            <commissionFileNumber>007-00463</commissionFileNumber>
            <crdNumber>331569</crdNumber>
        </issuerInformation>
        <offeringInformation>
            <compensationAmount>Intermediary will receive 7.5% of total amount raised in offering as compensation for conducting offering.This includes all referral and other fees associated with the offering.
            </compensationAmount>
            <financialInterest>No</financialInterest>
            <securityOfferedType>Other</securityOfferedType>
            <securityOfferedOtherDesc>Simple Agreement for Future Equity(SAFE)
			with a valuation cap and discount. This SAFE may convert to either
			Common Stock or Preferred Stock.</securityOfferedOtherDesc>
            <noOfSecurityOffered>25000</noOfSecurityOffered>
            <price>1.00000</price>
            <priceDeterminationMethod></priceDeterminationMethod>
            <offeringAmount>25000.00</offeringAmount>
            <overSubscriptionAccepted>Y</overSubscriptionAccepted>
            <overSubscriptionAllocationType>First-come, first-served basis
            </overSubscriptionAllocationType>
            <maximumOfferingAmount>124000.00</maximumOfferingAmount>
            <deadlineDate>12-31-2024</deadlineDate>
        </offeringInformation>
        <annualReportDisclosureRequirements>
            <currentEmployees>5.00</currentEmployees>
            <totalAssetMostRecentFiscalYear>241146.11
			</totalAssetMostRecentFiscalYear>
            <totalAssetPriorFiscalYear>386739.09</totalAssetPriorFiscalYear>
            <cashEquiMostRecentFiscalYear>241046.11
			</cashEquiMostRecentFiscalYear>
            <cashEquiPriorFiscalYear>333898.09</cashEquiPriorFiscalYear>
            <actReceivedMostRecentFiscalYear>100.00
			</actReceivedMostRecentFiscalYear>
            <actReceivedPriorFiscalYear>0.00</actReceivedPriorFiscalYear>
            <shortTermDebtMostRecentFiscalYear>0.00
			</shortTermDebtMostRecentFiscalYear>
            <shortTermDebtPriorFiscalYear>0.00</shortTermDebtPriorFiscalYear>
            <longTermDebtMostRecentFiscalYear>562065.09
            </longTermDebtMostRecentFiscalYear>
            <longTermDebtPriorFiscalYear>407065.09
			</longTermDebtPriorFiscalYear>
            <revenueMostRecentFiscalYear>22034.08</revenueMostRecentFiscalYear>
            <revenuePriorFiscalYear>0.00</revenuePriorFiscalYear>
            <costGoodsSoldMostRecentFiscalYear>0.00
            </costGoodsSoldMostRecentFiscalYear>
            <costGoodsSoldPriorFiscalYear>0.00</costGoodsSoldPriorFiscalYear>
            <taxPaidMostRecentFiscalYear>0.00</taxPaidMostRecentFiscalYear>
            <taxPaidPriorFiscalYear>0.00</taxPaidPriorFiscalYear>
            <netIncomeMostRecentFiscalYear>-247782.92
			</netIncomeMostRecentFiscalYear>
            <netIncomePriorFiscalYear>-20326.00</netIncomePriorFiscalYear>
            <issueJurisdictionSecuritiesOffering>AL
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>AK
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>AZ
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>AR
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>CA
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>CO
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>CT
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>DE
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>DC
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>FL
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>GA
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>HI
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>ID
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>IL
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>IN
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>IA
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>KS
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>KY
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>LA
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>ME
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>MD
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>MA
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>MI
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>MN
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>MS
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>MO
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>MT
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>NE
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>NV
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>NH
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>NJ
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>NM
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>NY
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>NC
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>ND
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>OH
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>OK
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>OR
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>PA
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>RI
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>SC
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>SD
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>TN
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>TX
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>UT
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>VT
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>VA
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>WA
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>WV
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>WI
            </issueJurisdictionSecuritiesOffering>
            <issueJurisdictionSecuritiesOffering>WY
            </issueJurisdictionSecuritiesOffering>
        </annualReportDisclosureRequirements>
        <signatureInfo>
            <issuerSignature>
                <issuer>Trubit Corp</issuer>
                <issuerSignature>/S/ Ian Major</issuerSignature>
                <issuerTitle>CEO</issuerTitle>
            </issuerSignature>
        </signatureInfo>
    </formData>
</edgarSubmission>